UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________
FORM 8-K
 _______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 23, 2018
 _______________________________________________________________
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)
 _______________________________________________________________

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)

(614) 480-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On October 23, 2018, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the quarter ended September 30, 2018. Also on October 23, 2018, Huntington made a Quarterly Financial Supplement available in the Investor Relations section of Huntington’s website. Copies of Huntington's news release and quarterly financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference in this Item 2.02.
Huntington’s senior management will host an earnings conference call on October 23, 2018, at 9:00 a.m. (Eastern Daylight Time). The call may be accessed via a live Internet webcast at the Investor Relations section of Huntington’s website, www.huntington.com, or through a dial-in telephone number at (877) 407-8029; Conference ID 13683722. Slides will be available in the Investor Relations section of Huntington’s website about an hour prior to the call. A replay of the webcast will be archived in the Investor Relations section of Huntington’s website. A telephone replay will be available approximately two hours after the completion of the call through November 2, 2018 at (877) 660-6853 or (201) 612-7415 conference ID 13683722.
The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations.
While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described above can be found in our 2017 Annual Report on Form 10-K, as well as our subsequent Securities and Exchange Commission ("SEC") filings, which are on file with the SEC and available in the “Investor Relations” section of our website, http://www.huntington.com, under the heading “Publications and Filings.”
All forward-looking statements speak only as of the date they are made and are based on information available at that time. We do not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

The information contained or incorporated by reference in Item 2.02 of this Form 8-K shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.
The exhibits referenced below shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

(d)	Exhibits.

Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated October 23, 2018.

Exhibit 99.2 – Quarterly Financial Supplement, September 2018.

EXHIBIT INDEX

Exhibit No.    Description
Exhibit 99.1    News release of Huntington Bancshares Incorporated, dated October 23, 2018
Exhibit 99.2    Quarterly Financial Supplement, September 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	October 23, 2018	By:	/s/ Howell D. McCullough III
Howell D. McCullough III
Chief Financial Officer